U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 22, 2004


                                    UCN, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     0-26917
                              ---------------------
                              (Commission File No.)

               Delaware                                    87-0528557
    --------------------------------           ---------------------------------
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)


                 14870 Pony Express Road, Bluffdale, Utah 84065
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (801) 320-3300
                         ------------------------------
                         (Registrant's telephone number)


                               Buyers United, Inc.
             ------------------------------------------------------
             (Former name or address, if changed since last report)

              Item 4. Changes in Registrant's Certifying Accountant

         On the recommendation of the Audit Committee, the Board of Directors of UCN, Inc. terminated the engagement of Crowe Chizek and Company LLC as UCN's independent accountants on July 22, 2004.

         In connection with its audits for the two most recent fiscal years and through July 22, 2004, there were no disagreements with Crowe Chizek and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Crowe Chizek and Company for the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the report of Crowe Chizek and Company on the financial statements of UCN as of and for the year ended December 31, 2002, which contained an explanatory paragraph stating that:

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, deficit cash flows from operations, negative working capital, and has a net capital deficiency. These results as reported in the accompanying financial statements raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         In connection with its audits for the two most recent fiscal years and through July 22, 2004, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         UCN has requested that Crowe Chizek and Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 23, 2004 is filed as Exhibit 16 to this report.

         UCN engaged Deloitte & Touche LLP as its new independent accountants as of July 22, 2004. During the two most recent fiscal years and through the date hereof, neither UCN nor any one on behalf of UCN has consulted with Deloitte & Touche regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UCN's financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) and (ii) of Regulation S-K.

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

                            Item 5. Other Information

Annual Meeting of Stockholders

         At the Annual Meeting of Stockholders held on June 29, 2004, the stockholders voted on the following matters:

         (1) Election of Theodore Stern, Gary Smith, Edward Dallin Bagley, Steve Barnett, and Paul Jarman as directors of UCN to serve until their successors are duly elected and qualified;

         (2) Approve an amendment to the certificate of incorporation to effect a name change from "Buyers United, Inc." to "UCN, Inc."; and

         (3)      Approve the Employee Stock Purchase Plan.

         Each of the foregoing matters was approved by the stockholders. The number of votes cast on the foregoing matters is as follows:

                                         For          Against         Abstain
                                         ---          -------         -------
Election of Directors:
         Theodore Stern               9,517,445       451,958           N/A
         Gary Smith                   9,949,195        20,208           N/A
         Edward Dallin Bagley         9,949,196        20,207           N/A
         Steve Barnett                9,517,696       451,707           N/A
         Paul Jarman                  9,949,196        20,207           N/A

Name Change to UCN, Inc.              9,967,823         1,440            140

Employee Stock Purchase Plan          6,263,233       506,447         54,374

Change in Board of Directors; Board Committees; Certain Director Options

         On July 21, 2004, Edward Dallin Bagley and Gary Smith tendered their resignations as directors of UCN. On July 22, 2004, the Board of Directors accepted the resignations, adopted a resolution increasing the size of the Board to six persons, and appointed Blake O. Fisher, Jr., Paul F. Koeppe, and James H. Ozanne as directors of UCN. The following is biographical information on each of the new directors.

         Blake O. Fisher, Jr., age 60, has been providing management and financial consulting to the telecommunications and utility industries since May 2002, including financial consulting to the USDA on Rural Utilities Service's broadband program. From May 2004 to the present he has served as chief financial officer for Fiber Utilities of Iowa, an entity that provides operation and construction services to municipal utilities. From May 2002 to May 2004 he was retired from business activities. From February 1996 to May 2002, he held senior management positions with McLeodUSA, a telecommunications provider, initially as Chief Financial Officer, then President of the company's Western region and as Chief Development Officer.

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

         Paul F. Koeppe, age 54, is a director of Distributed Energy Systems Corp., a company listed on the Nasdaq Stock Market engaged in the business of creating and delivering innovative products and solutions to the energy marketplace, and has served as a director since its acquisition of Northern Power Systems, Inc. in December 2003. Mr. Koeppe became a director of Northern Power Systems in 1998. Prior to his retirement in 2001, Mr. Koeppe served as executive vice president of American Superconductor, an electricity solutions company. Mr. Koeppe joined American Superconductor in 1997, in connection with the acquisition of Superconductivity, Inc., a manufacturer of superconducting magnetic energy storage systems, which Mr. Koeppe founded and served as president. From 1993 to 1995, Mr. Koeppe was acting CEO and chairman of the executive committee of the board of directors of Best Power, Inc., a supplier of uninterruptible power supply packages.

         James H. Ozanne, age 60, is a director of Distributed Energy Systems Corp., and has served in that position since May 2003. From September 2002 to May 2003 he served as a director of Proton Energy Systems, Inc., one of the predecessors of Distributed Energy Systems. Mr. Ozanne has served as chairman of Greenrange Partners, a venture capital investment company since 1996. He is also Chairman of the Board of PECO Pallet; a privately owned start up company in the grocery pallet rental business. Since May 2003, he has served as Chief Restructuring Officer of Select Portfolio Servicing Inc.; a mortgage servicing company owned by PMI Group and Financial Security Assurance.

         Following the appointment of the new directors, the Board appointed

                  To the Audit Committee
                           Steve Barnett, Chairman
                           Blake O. Fisher, Jr.
                           James H. Ozanne

                  To the Compensation Committee
                           Paul F. Koeppe, Chairman
                           Steve Barnett
                           Blake O. Fisher, Jr.

         The Board of Directors has determined that Steve Barnett, Blake O. Fisher, Jr., and James H. Ozanne are "audit committee financial experts" as defined in Item 401(h)(2) of Regulation S-K. Further, the Board has determined that each of the members of the Audit Committee is "independent" under the standard set forth in Rule 4350(d) of the Nasdaq Marketplace Rules.

Director Option Plan

         On July 22, 2004, the Board of Directors terminated the Director Stock Option Plan that was adopted in 2003.

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

                    Item 7. Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

Not applicable

Exhibits

         Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

       SEC Ref.
          No               Description of Document
       --------            -----------------------

         16.1     Letter from Crowe Chizek and Company LLC dated July 23, 2004

         99.1     Press Release dated July 22, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UCN, INC.


Date:  July 23, 2004                             By: /s/ Paul Jarman, President

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